GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated September 27, 2016 to the

Prospectus dated February 26, 2016, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Legal & General Investment Management America, Inc. will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Global Equity Fund and Presima Inc. will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Real Assets Strategy Fund.

Effective immediately, the Funds’ Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Portfolio Management”:

As of the date of this Prospectus, Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”), Russell Investments Implementation Services, LLC (“RIIS”), Scharf Investments, LLC (“Scharf”), Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces the third sentence under “Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary—Portfolio Management”:

As of the date of this Prospectus, PGIM Real Estate (“PREI”), a business unit of PGIM, Inc., Presima Inc. (“Presima”), RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added above “Parametric Portfolio Associates LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

Legal & General Investment Management America, Inc.

Legal & General Investment Management America, Inc. (“LGIMA”), located at 71 South Wacker Drive, Chicago, Illinois 60606, an investment adviser registered with the SEC, specializes in fixed income, liability driven investment/derivative, and index strategies for the U.S. institutional market. The firm has approximately $134 billion of assets under management as of June 30, 2016. With respect to the Fund, the firm manages an allocation of listed global equity securities.

The following is added above “PGIM Real Estate” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Real Assets Strategy Fund”:

Presima Inc.

Presima Inc. (“Presima”), located at 1000 Jean-Paul-Riopelle Place, Suite E400, Montreal, Quebec, Canada, H2Z 2B6, an investment adviser registered with the SEC, employs several investment strategies focused on global listed real estate equities. The firm has approximately $1.3 billion of assets under management as of August 31, 2016. With respect to the Fund, the firm manages an allocation of global real estate investments.

The following sentence is added to the end of the third paragraph after the tables under “Service Providers—Management Fee and Other Expenses”:

For certain Underlying Managers of the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, a discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreements will be available in the Funds’ annual report for the period ended October 31, 2016.

This Supplement should be retained with your Prospectus for future reference.

SMACUMCHG 09-16